                                                                    EXHIBIT 99.2

                          CONSENT OF PROPOSED DIRECTOR

    I, Lawrence A. Chimerine hereby consent to having my name listed as a proposed director under the caption "Directors and Executive Officers" in the Registration Statement on Form S-1 (No. 33-48745) and related Prospectus of Capital Lease Funding, Inc.

Executed this 15th day of June, 1998

                                By:          /s/ LAWRENCE A. CHIMERINE
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